UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 4, 2015, InfraREIT, Inc. (the “Registrant”) completed its initial public offering (the “Offering”) of its common stock, $0.01 par value per share (“Common Stock”), pursuant to a Registration Statement on Form S-11, as amended (File No. 333-201106), initially filed by the Registrant with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on December 19, 2014, including a prospectus (the “Prospectus”) filed with the Commission on February 2, 2015 pursuant to Rule 424(b) promulgated under the Securities Act. Immediately following the closing of the Offering, the Registrant consummated certain reorganization transactions (collectively, the “Reorganization”) as a result of which, among other things, InfraREIT, L.L.C. (the “LLC”) merged with and into the Registrant, with the Registrant surviving as the general partner of InfraREIT Partners, LP (the “Operating Partnership”).

On March 9, 2015, the following transactions automatically occurred pursuant to the terms of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) and the Articles of Amendment and Restatement of the Registrant (the “Charter”) (collectively, the “Waterfall Transactions”):

•	The Operating Partnership issued 2,329,283 common units representing partnership interests in the Operating Partnership (“Common Units”) to Hunt-InfraREIT, L.L.C. (“Hunt-InfraREIT”), which is a wholly owned subsidiary of Hunt Consolidated, Inc. (“Hunt”). At the same time, the Registrant cancelled an aggregate of (x) 2,326,501 shares of Class A common stock of the Registrant, $0.01 par value per share (“Class A Common Stock”), and (y) 2,782 shares of Class C common stock of the Registrant, $0.01 par value per share (“Class C Common Stock”), held by the Registrant’s stockholders that were holders of equity in the LLC prior to the Offering and the Reorganization and the Operating Partnership cancelled an equal number of Class A units representing partnership interests in the Operating Partnership (“Class A OP Units”) and Class C units representing partnership interests in the Operating Partnership (“Class C OP Units”) held by the Registrant.

•	All of the issued and outstanding Class B units representing partnership interests in the Operating Partnership (“Class B OP Units” and, together with the Class A OP Units and Class C OP Units, the “Classified OP Units”) were cancelled.

•	The 5,632 fully-vested profit interest units representing partnership interests in the Operating Partnership (the “LTIP Units”) held by each of Harold R. Logan, Jr. and Ellen C. Wolf, each of whom was a director of the LLC prior to the Reorganization and is currently a member of the board of directors of the Registrant, converted into Common Units on a one-for-one basis.

•	All of the remaining 27,457,779 Class A OP Units and 22,363 Class C OP Units outstanding following the cancellation described in the first bullet above converted into Common Units on a one-for-one basis.

•	All of the remaining 17,291,254 shares of Class A Common Stock and 22,363 shares of Class C Common Stock outstanding following the cancellation described in the first bullet above converted into shares of Common Stock on a one-for-one basis.

Following the Waterfall Transactions, 43,565,495 shares of Common Stock are issued and outstanding, and there are no other shares of capital stock of the Registrant issued and outstanding. In addition, following the Waterfall Transactions, the Operating Partnership has outstanding 60,565,728 Common Units and 28,000 LTIP Units.

Item 1.01. Entry into a Material Definitive Agreement.

Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership

As a result of the Waterfall Transactions, only two classes of partnership interests in the Operating Partnership are outstanding: Common Units and LTIP Units. Accordingly, on March 10, 2015, the Registrant, in its capacity as the general partner of the Operating Partnership, adopted the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended Partnership Agreement”) to eliminate the descriptions of the Classified OP Units as well as provisions relating to the Reorganization. A summary of the Amended Partnership Agreement is included in the section of the Prospectus entitled “The Operating Partnership and the Partnership Agreement,” which section is incorporated herein by reference.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Partnership Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the Explanatory Note to this Current Report regarding the issuance of shares of Common Stock and Common Units pursuant to the Waterfall Transactions is incorporated herein by reference. Certain of the foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof. The Registrant believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Explanatory Note, as a result of the Waterfall Transactions, the Registrant’s only class of capital stock outstanding is Common Stock. Accordingly, on March 10, 2015, the Registrant took the following steps in order to restate the Charter to eliminate the designation of the Class A Common Stock, Class C Common Stock and redeemable Class A common stock of the Registrant, $0.01 par value per share (“Redeemable Class A Common Stock” and, together with the Class A Common Stock and Class C Common Stock, the “Classified Stock”):

•	The Registrant filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to reclassify and designate the (i) 5,382,245 authorized but unissued shares of Class A Common Stock, (ii) 3,000,000 authorized but unissued shares of Redeemable Class A Common Stock, and (iii) 4,855 authorized but unissued shares of Class C Common Stock as shares of Common Stock.

•	The Registrant then filed Articles of Amendment (the “Articles of Amendment”) with the SDAT to amend Section 6.1 of Article VI of the Charter in order to provide that the total number of shares of stock which the Registrant has authority to issue is 500,000,000 shares of stock, consisting of (x) 450,000,000 shares of Common Stock and (y) 50,000,000 shares of preferred stock, $0.01 par value per share.

•	The Registrant subsequently filed Articles of Restatement (the “Amended Charter”) with the SDAT reflecting the effect of the Articles Supplementary and the Articles of Amendment and removing the designations of the Classified Stock.

Summaries of the material provisions of the Amended Charter, including the rights and preferences of the Registrant’s capital stock as set forth in the Amended Charter, are included in the sections of the Prospectus entitled “Certain Provisions of Maryland Law and Our Charter and Bylaws” and “Description of Our Capital Stock,” which sections are incorporated herein by reference.

The foregoing descriptions of the Articles Supplementary, Articles of Amendment and Amended Charter do not purport to be complete and are qualified in their entirety by reference to the complete text of the Articles Supplementary, Articles of Amendment and Amended Charter, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Articles Supplementary of InfraREIT, Inc.
3.2	—	Articles of Amendment of InfraREIT, Inc.
3.3	—	Articles of Restatement of InfraREIT, Inc.
10.1	—	Third Amended and Restated Agreement of Limited Partnership of InfraREIT Partners, LP, dated as of March 10, 2015, by and among the Registrant, Hunt-InfraREIT, L.L.C. and the other persons whose names are set forth on the partner registry as limited partners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: March 10, 2015	By:	/s/Gregory S. Imhoff
Gregory S. Imhoff
Vice President, General Tax Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
3.1	—	Articles Supplementary of InfraREIT, Inc.
3.2	—	Articles of Amendment of InfraREIT, Inc.
3.3	—	Articles of Restatement of InfraREIT, Inc.
10.1	—	Third Amended and Restated Agreement of Limited Partnership of InfraREIT Partners, LP, dated as of March 10, 2015, by and among the Registrant, Hunt-InfraREIT, L.L.C. and the other persons whose names are set forth on the partner registry as limited partners